Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wound Management Technologies, Inc. on Form 10-Q for the period ending June 30, 2018 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, J. Michael Carmena, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

November 14, 2018

/s/ J. Michael Carmena
J. Michael Carmena, Chief Executive Officer